Credit Suisse First Boston
ABSC 2005-HE8
6,660 records
Radian Insured

Selection Criteria: Radian Insured
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  COMBINED LOAN-TO-VALUE RATIO OF THE LOANS
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Types
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	66	$3,295,440.00	0.25%	580	61.40%	7.952%	93.94%
50,001 - 75,000	653	40,931,214.00	3.12	591	78.41	8.113	87.46
75,001 - 100,000	870	76,741,677.00	5.85	605	78.97	7.529	92.97
100,001 - 125,000	769	86,800,832.00	6.62	603	78.18	7.354	93.01
125,001 - 150,000	730	100,282,390.70	7.65	610	79.13	7.249	93.01
150,001 - 175,000	624	101,319,909.60	7.73	609	78.87	7.192	93.22
175,001 - 200,000	508	95,547,905.00	7.29	616	78.61	7.137	90.59
200,001 - 250,000	638	143,290,353.00	10.93	618	78.82	7.102	89.90
250,001 - 300,000	599	164,165,482.00	12.52	618	80.00	6.920	92.16
300,001 - 400,000	644	222,248,197.60	16.95	629	81.78	6.939	89.89
400,001 - 500,000	350	156,450,917.00	11.93	639	83.10	6.860	91.59
500,001 - 600,000	157	85,586,836.00	6.53	656	83.58	6.811	91.67
600,001 - 700,000	45	28,669,600.00	2.19	662	84.50	6.751	93.32
700,001 >=	7	5,586,900.00	0.43	661	78.92	6.736	100.00
Total:	6,660	$1,310,917,653.90	100.00%	622	80.34%	7.090%	91.48%

Mimimum Original Balance: 48,150.00
Maximum Original Balance: 1,000,000.00
Average Original Balance: 196,834.48

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	67	$3,327,909.89	0.25%	579	61.52%	7.974%	94.03%
50,001 - 75,000	656	41,145,080.67	3.14	591	78.27	8.106	87.54
75,001 - 100,000	868	76,562,296.27	5.84	605	79.05	7.531	92.96
100,001 - 125,000	768	86,663,408.63	6.61	603	78.18	7.353	93.00
125,001 - 150,000	730	100,244,720.52	7.65	610	79.15	7.249	93.01
150,001 - 175,000	624	101,290,139.63	7.73	609	78.85	7.191	93.22
175,001 - 200,000	507	95,323,246.62	7.28	616	78.61	7.138	90.58
200,001 - 250,000	639	143,471,396.20	10.95	618	78.82	7.099	89.92
250,001 - 300,000	598	163,850,428.56	12.50	618	80.00	6.922	92.15
300,001 - 400,000	644	222,170,645.95	16.96	629	81.78	6.939	89.89
400,001 - 500,000	350	156,410,641.19	11.94	639	83.10	6.860	91.59
500,001 - 600,000	157	85,570,942.07	6.53	656	83.58	6.811	91.67
600,001 - 700,000	45	28,662,026.38	2.19	662	84.50	6.751	93.32
700,001 >=	7	5,586,849.99	0.43	661	78.92	6.736	100.00
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

Mimimum Remaining Balance: 37,973.75
Maximum Remaining Balance: 1,000,000.00
Average Remaining Balance: 196,738.70

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 500	14	$2,217,961.89	0.17%	500	76.77%	8.564%	93.91%
501 - 525	508	76,877,026.86	5.87	513	74.82	8.171	97.48
526 - 550	582	90,039,509.22	6.87	538	75.36	7.725	97.65
551 - 575	691	120,794,127.85	9.22	563	78.69	7.540	96.29
576 - 600	1,069	194,207,371.43	14.82	588	80.06	7.146	93.90
601 - 625	1,079	205,916,163.53	15.72	613	80.79	6.933	93.75
626 - 650	1,006	213,734,551.74	16.31	638	82.05	6.870	91.84
651 - 675	751	171,279,520.86	13.07	663	81.94	6.780	87.77
676 - 700	438	104,799,717.33	8.00	687	82.10	6.691	86.62
701 - 725	255	63,395,901.98	4.84	712	82.45	6.794	81.36
726 - 750	140	36,059,233.72	2.75	738	81.16	6.837	80.98
751 - 775	89	21,075,411.75	1.61	762	81.42	6.841	77.69
776 - 800	31	8,105,299.11	0.62	786	84.28	7.104	74.50
801 - 825	7	1,777,935.30	0.14	808	79.19	6.464	77.49
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

Minimum FICO: 500
Maximum FICO: 816
WA FICO: 622

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 120	9	$564,789.90	0.04%	648	61.11%	7.183%	100.00%
121 - 180	121	12,554,833.96	0.96	627	71.61	7.046	94.86
181 - 240	96	10,719,671.95	0.82	627	72.23	6.923	98.62
241 - 300	8	1,053,313.34	0.08	622	77.11	6.300	100.00
301 - 360	6,426	1,285,387,123.42	98.10	622	80.50	7.093	91.38
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 357

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	130	$13,119,623.86	1.00%	628	71.16%	7.052%	95.08%
181 - 348	104	11,772,985.29	0.90	627	72.67	6.867	98.74
349 - 360	6,426	1,285,387,123.42	98.10	622	80.50	7.093	91.38
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

Minimum Remaining Term: 118
Maximum Remaining Term: 360
WA Remaining Term: 355

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	5,205	$987,855,795.73	75.39%	620	80.13%	7.059%	93.71%
PUD - Detached	552	121,051,016.07	9.24	617	81.78	7.232	89.51
2-4 Unit	384	97,817,746.55	7.47	642	79.79	7.240	73.56
Condo	389	79,964,484.19	6.10	632	81.46	7.092	88.32
PUD - Attached	130	23,590,690.03	1.80	614	80.03	7.051	93.15
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	6,094	$1,198,644,509.41	91.48%	619	79.92%	7.009%	100.00%
Investment Property	489	96,607,760.50	7.37	660	85.25	8.028	0.00
Second Home	77	15,027,462.66	1.15	634	81.73	7.564	0.00
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Refinance - Cashout	3,691	$714,812,467.57	54.55%	606	78.39%	7.092%	94.97%
Purchase	2,251	467,881,522.85	35.71	648	83.10	7.133	84.66
Refinance - Rate/Term	718	127,585,742.15	9.74	618	81.13	6.926	96.90
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	225	$28,424,479.28	2.17%	613	40.71%	6.748%	97.63%
50.01 - 60.00	260	45,901,010.95	3.50	593	56.22	6.864	97.60
60.01 - 70.00	610	111,321,516.83	8.50	595	66.67	6.966	93.55
70.01 - 80.00	3,050	597,955,249.81	45.64	626	78.78	6.916	95.33
80.01 - 90.00	2,015	417,324,100.55	31.85	620	87.65	7.318	85.00
90.01 - 100.00	500	109,353,375.15	8.35	651	95.29	7.486	88.88
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

Minimum Loan-to-Value Ratio: 13.58
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 80.34

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10. COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
50.000 <=	221	$27,812,515.11	2.12%	612	40.75%	6.757%	97.58%
50.001 - 60.000	263	46,463,010.95	3.55	594	56.00	6.856	97.63
60.001 - 70.000	602	109,555,860.86	8.36	594	66.64	6.975	93.51
70.001 - 75.000	534	95,946,351.93	7.32	592	73.96	7.187	93.41
75.001 - 80.000	999	179,951,011.69	13.73	594	79.26	7.229	91.36
80.001 - 85.000	714	143,315,548.83	10.94	600	84.20	7.269	91.83
85.001 - 90.000	1,186	257,701,718.82	19.67	631	89.47	7.312	80.29
90.001 - 95.000	517	113,112,977.05	8.63	643	93.16	7.414	88.70
95.001 - 100.000	1,624	336,420,737.33	25.68	654	80.88	6.731	98.34
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

WA CLTV: 85.41

* At closing, no loan will have a Loan-to-Value Ratio exceeding 100.00%

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	38	$3,730,874.37	0.28%	595	83.74%	7.894%	91.28%
Alaska	4	1,075,914.80	0.08	672	77.25	6.984	100.00
Arizona	305	53,533,866.34	4.09	619	81.10	7.209	87.47
Arkansas	51	5,750,481.48	0.44	637	83.90	7.246	100.00
California	1,452	465,405,387.76	35.52	634	79.57	6.753	92.86
Colorado	106	18,623,453.47	1.42	620	83.78	6.858	96.62
Connecticut	79	14,282,923.70	1.09	605	79.47	7.321	88.25
Delaware	13	2,041,881.74	0.16	627	82.16	7.164	90.51
Florida	772	129,300,260.15	9.87	608	79.48	7.356	88.87
Georgia	122	16,886,513.59	1.29	621	82.65	7.421	85.76
Hawaii	54	16,409,706.82	1.25	644	78.29	6.558	87.36
Idaho	42	6,321,251.26	0.48	630	81.33	7.073	89.40
Illinois	214	34,569,771.38	2.64	617	81.90	7.302	92.96
Indiana	104	11,481,849.37	0.88	606	83.99	7.461	88.20
Iowa	47	4,731,079.60	0.36	616	84.90	7.700	91.32
Kansas	28	3,158,398.05	0.24	618	87.20	7.637	97.64
Kentucky	39	4,390,308.60	0.34	606	83.74	7.665	87.05
Louisiana	4	434,712.10	0.03	631	81.42	6.921	100.00
Maine	34	4,858,562.24	0.37	619	79.01	7.504	93.15
Maryland	124	26,322,250.07	2.01	603	78.33	7.117	93.70
Massachusetts	217	54,612,652.78	4.17	619	80.16	7.049	91.50
Michigan	200	22,324,128.38	1.70	606	83.35	7.569	92.20
Minnesota	90	14,838,409.76	1.13	606	80.39	7.449	97.58
Mississippi	22	2,391,429.30	0.18	598	85.21	7.792	100.00
Missouri	76	8,076,015.59	0.62	598	83.29	7.604	96.09
Montana	14	2,060,096.44	0.16	608	76.77	7.436	83.40
Nebraska	26	3,130,106.98	0.24	587	83.42	7.561	100.00
Nevada	101	23,532,321.24	1.80	630	80.42	7.185	80.73
New Hampshire	30	5,994,193.20	0.46	607	81.37	7.202	96.83
New Jersey	246	59,003,593.37	4.50	619	80.19	7.238	89.32
New Mexico	44	5,531,980.27	0.42	609	83.27	7.344	93.04
New York	275	70,283,435.45	5.36	639	78.73	6.894	89.21
North Carolina	32	3,946,862.18	0.30	582	79.61	7.791	98.41
North Dakota	4	439,732.91	0.03	555	80.00	7.790	100.00
Ohio	206	21,738,006.54	1.66	601	86.49	7.826	84.95
Oklahoma	38	3,844,628.06	0.29	617	83.23	7.496	88.73
Oregon	80	12,378,288.49	0.94	627	80.09	6.784	87.70
Pennsylvania	172	22,220,927.54	1.70	612	82.34	7.409	93.17
Rhode Island	38	8,375,884.86	0.64	639	81.75	7.413	75.91
South Carolina	59	6,385,080.30	0.49	595	81.29	7.783	94.39
South Dakota	13	1,604,720.87	0.12	618	84.21	7.474	77.69
Tennessee	110	12,108,226.50	0.92	613	82.56	7.452	96.24
Texas	570	58,821,254.44	4.49	602	79.97	7.634	94.75
Utah	36	5,380,438.08	0.41	638	83.70	6.932	88.91
Vermont	3	473,616.46	0.04	595	86.76	7.026	100.00
Washington	137	26,586,854.03	2.03	622	81.98	6.785	96.07
Virginia	89	18,702,927.33	1.43	601	79.32	7.579	97.95
West Virginia	7	570,631.11	0.04	589	83.71	8.867	89.51
Wisconsin	74	8,724,547.43	0.67	613	82.63	7.577	91.68
Wyoming	4	448,061.64	0.03	634	81.43	6.748	100.00
Washington DC	15	2,441,234.15	0.19	582	62.89	7.475	91.83
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

Total Number Of Stated Represented:: 51

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	4,163	$729,587,361.88	55.68%	607	80.00%	6.848%	95.70%
Stated Documentation	2,404	557,907,102.97	42.58	641	80.76	7.422	85.78
Limited Documentation	93	22,785,267.72	1.74	619	80.89	6.750	96.08
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	2	$552,800.00	0.04%	633	80.00%	5.000%	100.00%
5.001 - 5.500	102	28,071,439.89	2.14	664	77.09	5.365	97.00
5.501 - 6.000	694	166,293,315.18	12.69	649	76.55	5.895	99.35
6.001 - 6.500	1,019	230,910,213.18	17.62	639	78.43	6.310	98.56
6.501 - 7.000	1,275	278,337,617.07	21.24	630	80.62	6.793	95.62
7.001 - 7.500	1,001	196,966,195.92	15.03	617	80.80	7.281	93.24
7.501 - 8.000	1,069	194,013,943.83	14.81	606	82.39	7.769	84.97
8.001 - 8.500	656	102,932,844.31	7.86	593	82.94	8.282	77.58
8.501 - 9.000	502	70,879,186.09	5.41	590	84.11	8.741	73.55
9.001 - 9.500	188	23,318,005.02	1.78	575	83.03	9.223	75.43
9.501 - 10.000	98	11,507,401.28	0.88	563	80.96	9.757	71.16
10.001 - 10.500	28	3,506,486.26	0.27	532	77.65	10.251	90.03
10.501 - 11.000	20	2,574,621.82	0.20	554	80.91	10.759	82.74
11.001 - 11.500	6	415,662.72	0.03	532	73.43	11.222	86.48
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

Minimum Rate: 5.000
Maximum Rate: 11.400
WA Rate: 7.090

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	1,827	$258,961,886.11	19.76%	629	76.35%	6.855%	98.71%
11.501 - 12.000	3	692,161.12	0.05	630	82.01	5.201	100.00
12.001 - 12.500	105	28,436,349.78	2.17	664	77.09	5.379	97.04
12.501 - 13.000	399	108,591,180.55	8.29	643	79.45	5.861	99.26
13.001 - 13.500	663	169,367,924.28	12.93	636	79.88	6.322	98.17
13.501 - 14.000	912	223,711,045.70	17.07	630	81.45	6.802	94.77
14.001 - 14.500	755	166,791,429.45	12.73	616	80.73	7.286	92.10
14.501 - 15.000	846	169,534,834.48	12.94	607	82.78	7.774	82.96
15.001 - 15.500	514	90,104,365.05	6.88	595	83.16	8.285	75.52
15.501 - 16.000	388	60,390,233.34	4.61	593	84.53	8.743	69.82
16.001 - 16.500	148	20,067,741.87	1.53	575	83.25	9.227	72.32
16.501 - 17.000	63	8,684,258.66	0.66	567	81.57	9.767	64.52
17.001 - 17.500	19	2,506,876.26	0.19	530	77.49	10.263	86.06
17.501 - 18.000	15	2,232,183.20	0.17	555	81.53	10.753	80.10
18.001 - 18.500	3	207,262.72	0.02	522	73.35	11.335	72.88
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

Minimum Maximum Rate: 12.000
Maximum Maximum Rate: 18.400
WA Maximum Rate: 14.143

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	1,827	$258,961,886.11	19.76%	629	76.35%	6.855%	98.71%
2.001 - 2.500	1	104,000.00	0.01	646	80.00	7.375	100.00
2.501 - 3.000	1	239,200.00	0.02	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.03	705	80.00	5.750	100.00
3.501 - 4.000	57	9,051,363.23	0.69	634	82.13	6.982	89.16
4.501 - 5.000	371	73,790,186.92	5.63	615	81.30	7.285	86.74
5.001 - 5.500	29	8,175,799.95	0.62	616	85.06	7.128	94.07
5.501 - 6.000	3,402	768,766,949.18	58.67	626	82.05	7.007	89.92
6.001 - 6.500	725	150,564,286.62	11.49	609	80.38	7.640	87.85
6.501 - 7.000	144	24,045,781.65	1.84	559	71.73	7.810	97.59
7.001 - 7.500	96	14,828,099.43	1.13	553	66.37	7.926	95.45
7.501 - 8.000	6	1,348,579.49	0.10	602	78.21	6.531	100.00
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

Minimum Gross Margin: 2.500
Maximum Gross Margin: 8.000
WA Gross Margin: 5.815

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16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	1,827	$258,961,886.11	19.76%	629	76.35%	6.855%	98.71%
2007-05	3	501,383.65	0.04	592	82.61	7.534	100.00
2007-06	70	16,122,440.57	1.23	617	82.24	7.810	61.65
2007-07	247	49,279,985.74	3.76	619	81.66	7.500	71.99
2007-08	2,049	438,667,202.83	33.48	619	81.45	7.201	88.07
2007-09	1,854	430,331,365.23	32.84	618	81.17	7.099	92.65
2007-10	3	663,200.00	0.05	687	80.00	6.908	100.00
2008-06	7	1,495,907.75	0.11	629	78.14	6.816	100.00
2008-07	13	2,203,535.24	0.17	638	82.10	6.886	100.00
2008-08	307	57,640,998.39	4.40	634	82.10	6.931	96.35
2008-09	228	42,702,415.68	3.26	636	81.66	6.829	98.52
2010-06	3	794,901.70	0.06	622	65.59	7.341	0.00
2010-07	3	694,591.06	0.05	676	82.46	7.609	50.68
2010-08	25	6,293,136.40	0.48	631	73.42	6.905	97.14
2010-09	21	3,926,782.22	0.30	615	76.67	6.788	92.77
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	1,967	$384,429,886.82	29.34%	627	80.96%	7.465%	86.19%
7 - 12	249	55,857,678.84	4.26	639	78.56	6.971	91.74
13 - 24	2,933	631,567,093.94	48.20	614	81.17	7.007	92.14
25 - 36	1,511	238,425,072.97	18.20	631	77.55	6.735	98.19
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

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18. Loan Types

Loan Types	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	3,251	$622,095,165.18	47.48%	604	80.49%	7.396%	83.40%
2/28 ARM - 2 Yr IO	826	268,702,427.92	20.51	646	83.28	6.761	100.00
2/28 ARM - 5 Yr IO	149	44,767,984.92	3.42	648	81.60	6.703	98.44
3/27 ARM	329	42,897,391.72	3.27	621	81.12	7.182	95.16
3/27 ARM - 3 Yr IO	112	30,425,398.47	2.32	644	82.86	6.717	97.84
3/27 ARM - 5 Yr IO	114	30,720,066.87	2.34	647	81.91	6.642	100.00
5/25 ARM	51	11,357,411.38	0.87	626	74.35	6.914	85.90
5/25 ARM - 7 Yr IO	1	352,000.00	0.03	685	80.00	7.700	100.00
Fixed - 10 Year	9	564,789.90	0.04	648	61.11	7.183	100.00
Fixed - 15 Year	121	12,554,833.96	0.96	627	71.61	7.046	94.86
Fixed - 20 Year	96	10,719,671.95	0.82	627	72.23	6.923	98.62
Fixed - 25 Year	8	1,053,313.34	0.08	622	77.11	6.300	100.00
Fixed - 30 Year	1,593	234,069,276.96	17.86	629	76.82	6.844	98.91
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	5,144	$1,042,262,957.66	79.55%	634	81.61%	6.969%	91.09%
A-	346	57,757,224.88	4.41	567	72.35	7.644	95.08
A+	726	142,455,368.64	10.87	588	79.83	7.342	90.87
B	242	37,871,468.64	2.89	554	72.02	7.861	95.30
C	202	29,932,712.75	2.28	552	64.27	8.086	96.04
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

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21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	4	$642,055.88	0.05%	644	77.46%	6.769%	72.85%
5.01 - 10.00	13	1,191,309.57	0.09	612	82.46	8.273	66.75
10.01 - 15.00	60	9,358,691.48	0.71	635	78.58	7.056	82.31
15.01 - 20.00	168	23,697,751.23	1.81	621	77.81	7.308	84.24
20.01 - 25.00	335	50,290,992.65	3.84	613	77.60	7.317	86.05
25.01 - 30.00	535	89,112,194.52	6.80	620	79.95	7.073	93.45
30.01 - 35.00	770	132,807,498.53	10.14	620	79.01	7.144	89.90
35.01 - 40.00	1,088	221,474,805.16	16.90	628	80.79	7.069	91.15
40.01 - 45.00	1,420	294,467,506.43	22.47	628	80.82	7.085	93.14
45.01 - 50.00	1,894	415,206,766.37	31.69	621	82.15	7.074	91.82
50.01 - 55.00	357	68,933,779.70	5.26	598	72.26	6.931	92.38
55.01 - 60.00	16	3,096,381.05	0.24	567	76.52	7.434	87.68
Total:	6,660	$1,310,279,732.57	100.00%	622	80.34%	7.090%	91.48%

low Dti: 0.16
high dti: 58.54
wa dti: 40.47

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